                                                                   Exhibit 10.20

         Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission pursuant to a request for confidential treatment.  Asterisks denote omissions.

                        CONFIRMATION OF RIGHTS AGREEMENT
                        --------------------------------

          THIS CONFIRMATION OF RIGHTS AGREEMENT (this "Agreement") is made and entered into on July 27, 2000 (the "Effective Date") by and among Deutsche Borse AG, a German Aktiengesellschaft with its registered office in Frankfurt am Main, Federal Republic of Germany ("DBAG"), the Swiss Stock Exchange, a Swiss association with its registered office in Zurich, Switzerland ("SWX"), Ceres Trading Limited Partnership, a Delaware limited partnership having its principal offices in Chicago, Illinois, U.S.A. ("Ceres"), and the Board of Trade of the City of Chicago, an Illinois not-for-profit corporation ("CBOT").

          WHEREAS, DBAG, SWX, Ceres and CBOT are parties to that certain Alliance Agreement dated October 1, 1999 (the "Alliance Agreement") and that certain Software License Agreement dated October 1, 1999 (the "Software License Agreement");

          WHEREAS, the Alliance Agreement and the Software License Agreement govern the parties' rights in and to Programs (as defined in the Software License Agreement) and Modifications (as defined in the Software License Agreement), also referred to as the "Eurex Software;"

          WHEREAS, DBAG and SWX have developed Modifications known as Eurex Release 4.0 of the Eurex Software without the participation of Ceres or CBOT, and are in the process of developing Modifications known as Eurex Release 4.1 of the Eurex Software;

          WHEREAS, pursuant to Section 3.4 of the Alliance Agreement, Ceres and CBOT are required to reimburse DBAG and SWX for a portion of the research and development costs incurred in developing certain components of Eurex Release
4.0 as further described in Exhibit A (the "4.0 Modifications") and of Eurex Release 4.1 as further described in Exhibit A (the "4.1 Modifications," and together with the 4.0 Modifications, the "4.0 and 4.1 Modifications") before using the 4.0 and 4.1 Modifications;

          WHEREAS, Ceres desires to pay such portion as set forth in this Agreement and, in return, DBAG and SWX desire to confirm Ceres' right to use the
4.0 and 4.1 Modifications.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties agree as follows:

     1. 4.0 Modifications. Ceres shall reimburse DBAG and SWX for the research and development costs for the 4.0 Modifications in accordance with the terms and conditions set forth in Exhibit B. Subject to the limitations set forth in Exhibit B, Ceres and any entity in which it may be merged or which acquires all or substantially all of its assets and its successors and permitted assigns (the "Ceres Licensee") shall, as of the Effective Date, have the right to use the 4.0 Modifications, and to exercise all other rights Ceres Licensee may have with respect to the 4.0 Modifications under the Alliance Agreement or Software License Agreement. The parties acknowledge and agree that the 4.0 Modifications are Modifications (as defined in the Software License Agreement) and that the ownership and use of the 4.0 Modifications shall be governed by the provisions in the Alliance Agreement and Software License Agreement regarding Modifications.

     2. Current 4.1 Modifications. Ceres shall reimburse DBAG and SWX for the research and development costs for the 4.1 Modifications incurred by DBAG and SWX as of the Effective Date in accordance with the terms and conditions set forth in Exhibit B. Subject to the limitations set forth in Exhibit B, Ceres Licensee shall, as of the Effective Date, have the right to use the 4.1 Modifications, as such 4.1 Modifications exist as of the Effective Date (the "Current 4.1 Modifications"), and to exercise all other rights Ceres Licensee may have with respect to the Current 4.1 Modifications under the Alliance Agreement or Software License Agreement. The parties acknowledge and agree that the Current 4.1 Modifications are Modifications (as defined in the Software License Agreement) and that the ownership and use of the Current 4.1 Modifications shall be governed by the provisions in the Alliance Agreement and Software License Agreement regarding Modifications.

     3. Future 4.1 Modifications. All further development of the 4.1 Modifications performed by Deutsche Borse Systems AG ("DBS") that takes place after the Effective Date (the "Future 4.1 Modifications") shall be performed under that certain Master Software Development Agreement dated July 20, 2000, to which DBAG, SWX, Ceres, CBOT and DBS, among others, are parties (the "Software Development Agreement") according to one or more Change Requests (as defined in the Software Development Agreement). The rights and obligations of the parties with respect to the Future 4.1 Modifications shall be governed by the Software Development Agreement and such Change Requests, except that: (i) the parties shall cause LLC (as defined in the Software Development Agreement) to invoice DBAG and SWX for the portion of the research and development costs, and any other costs incurred under the Software Development Agreement, for the Future 4.1 Modifications for which a member of the CBOT Group would otherwise be responsible, and DBAG shall be responsible for paying such invoices; and (ii) Ceres shall reimburse DBAG and SWX for such costs in accordance with paragraph
(2) of Exhibit B.

     4. No Other Payments. Except as expressly set forth in this Agreement, no member of the CBOT Group (as defined in the Alliance Agreement) shall have any other obligation to pay any other fees in order to use the 4.0 and 4.1 Modifications or to otherwise exercise its rights under the Alliance Agreement or Software License Agreement with respect to the 4.0 and 4.1 Modifications.
SWX acknowledges and agrees that payments made by Ceres to DBAG, for the benefit of both DBAG and SWX, as set forth in Exhibit B, shall satisfy Ceres' obligation to pay SWX under this Agreement and that no member of the CBOT Group is obligated to make any payment directly to SWX in connection with the 4.0 and 4.1 Modifications.

     5. General Provisions. This Agreement hereby incorporates by reference the terms and conditions of Article 9 of the Software License Agreement, including the guarantee obligations of Section 9.7, and such terms and conditions shall apply to this Agreement mutatis mutandis. For the avoidance of doubt, the restructuring plan described in the May 16, 2000 "Restructuring Report" of the CBOT constitutes a Reorganization, as that term is defined in the Alliance Agreement.

     6. Approval. This Agreement is subject to the approval of the Board of Directors of each of DBAG, SWX and CBOT, as the Managing Partner of Ceres. If any such party fails to provide notice to the other parties by August 10, 2000 that its Board of Directors has not approved this Agreement, then the Board of Directors of such party shall be deemed to have approved this Agreement.

     7. Other Modifications. For the avoidance of doubt, this Agreement does not address the parties' respective rights and obligations with respect to those components of Eurex Release 4.0 and Eurex Release 4.1 which are not 4.0 Modifications or 4.1 Modifications or the Modifications known as Eurex Release 3.0, JV Release 1.0 and JV Release 2.0 of the Eurex Software. The parties acknowledge that Eurex Release 4.1 Change Request 016 is not a 4.1 Modification, but that they will have further discussions regarding this Change Request.

                  *          *         *         *          *

CERES TRADING                             DEUTSCHE BORSE AG
LIMITED PARTNERSHIP

     BY:  Board of Trade of the
          City of Chicago


     BY:  /s/ Dennis A. Dutterer          BY:  /s/ Andreas Preuss
          ----------------------------         ---------------------------
     ITS: Pres. and CEO                   ITS: SVP Business Development
          ----------------------------         ---------------------------

     BY:  /s/ Paul J. Draths              BY:  /s/ Jorg Franke
          ----------------------------         ---------------------------
     ITS: Vice President and Secretary    ITS: Member of the Board
          ----------------------------         ---------------------------

BOARD OF TRADE OF                         SWISS STOCK EXCHANGE
THE CITY OF CHICAGO


     BY:  /s/ Dennis A. Dutterer          BY:  /s/ Illegible
          ----------------------------         ---------------------------
     ITS: Pres. and CEO                   ITS: Corporate Secretary
          ----------------------------         ---------------------------

     BY:  /s/ Paul J. Draths              BY:  /s/ R.T. Meier
          ----------------------------         ---------------------------
     ITS: Vice President and Secretary    ITS:  Director International and
          ----------------------------          Research
                                               ---------------------------

                                   Exhibit A

                           4.0 and 4.1 Modifications

                                                                       EXHIBIT A


Eurex Release 4.0 Change Requests:

------------------------------------------------------------------------------------------------------------------------------
   N(degree)       Name          Affected                                         Impact on
                                                                        ----------------------------              ------------
                                 Release                      Current   Estimated Cost in               Date of
                                               Decision        Status         EUR          Est. (WD)   Signature  Delivered by
------------------------------------------------------------------------------------------------------------------------------
   000  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   000  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   000  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   001  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   002  [**]                        R4     Steering Committee    Closed        [**]             -      12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   003  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/20/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   004  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/09/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   005  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/09/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   008  [**]                        R4     Steering Committee    Closed        [**]           [**]      20/12/99    06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   009  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/22/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   010  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/22/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   012  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/22/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   013  [**]                        R4     Steering Committee    Closed        [**]           [**]     12/22/1999   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   014  [**]                        R4     Steering Committee    Closed        [**]           [**]     02/02/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   015  [**]                        R4     Steering Committee    Closed        [**]           [**]     02/02/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   016  [**]                        R4     Steering Committee    Closed        [**]           [**]     02/02/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   017  [**]                        R4     Steering Committee    Closed        [**]           [**]     03/29/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   018  [**]                        R4     Steering Committee    Closed        [**]           [**]     04/12/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   019  [**]                        R4     Steering Committee    Closed        [**]             -      04/26/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   020  [**]                        R4     Steering Committee    Closed        [**]           [**]     05/10/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   021  [**]                        R4     Steering Committee    Closed        [**]           [**]     05/24/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   022  [**]                        R4     Steering Committee    Closed        [**]           n/a*     06/21/2000   06/25/2000
------------------------------------------------------------------------------------------------------------------------------
   *) Fixed price contract
------------------------------------------------------------------------------------------------------------------------------
   Total Planned Effort                                                        [**]           [**]
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   Actual Effort spent                                                         [**]           [**]
------------------------------------------------------------------------------------------------------------------------------
                                                                               payments
                                                         2000 dbag             [**]
                                                         2000 swx              [**]
                                                         1999 dbag             [**]
                                                         1999 swx              [**]
                                                                               [**]
                                                                                              [**]

-----------------------------------------------------------------
   N(degree)
                                  Shared        Eurex      Common
-----------------------------------------------------------------
  000  [**]
-----------------------------------------------------------------
  000  [**]
-----------------------------------------------------------------
  000  [**]                        [**]         [**]        [**]
-----------------------------------------------------------------
  001  [**]                        [**]
-----------------------------------------------------------------
  002  [**]                                       -
-----------------------------------------------------------------
  003  [**]                                     [**]
-----------------------------------------------------------------
  004  [**]                                                 [**]
-----------------------------------------------------------------
  005  [**]                                                 [**]
-----------------------------------------------------------------
  008  [**]                                     [**]
-----------------------------------------------------------------
  009  [**]                        [**]
-----------------------------------------------------------------
  010  [**]                        [**]
-----------------------------------------------------------------
  012  [**]                                     [**]
-----------------------------------------------------------------
  013  [**]                                     [**]
-----------------------------------------------------------------
  014  [**]                                                 [**]
-----------------------------------------------------------------
  015  [**]                                                 [**]
-----------------------------------------------------------------
  016  [**]                                     [**]
-----------------------------------------------------------------
  017  [**]                                     [**]
-----------------------------------------------------------------
  018  [**]                                     [**]
-----------------------------------------------------------------
  019  [**]                                                   -
-----------------------------------------------------------------
  020  [**]                                     [**]
-----------------------------------------------------------------
  021  [**]                                                 [**]
-----------------------------------------------------------------
  022  [**]
-----------------------------------------------------------------
  *) Fixed price contract
-----------------------------------------------------------------
  Total Planned Effort             [**]         [**]        [**]
-----------------------------------------------------------------
-----------------------------------------------------------------
  Actual Effort spent
-----------------------------------------------------------------

       Eurex 4.0 Implementation
-----------------------------------------------------------------------------------------------------------------------------------

                                        Total planned                                                    Total Effort, incl. Fine
                                      Effort, incl. Fine                   Total actual Effort, incl.     spec phase + Overhead in
CR # Component                          spec phase (MD)      Description    Fine spec phase in EUR                  EUR
-----------------------------------------------------------------------------------------------------------------------------------
      Shared Enhancements [**]

                                                                                                         proportional Common
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   001 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   009 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   010 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       Total                          [**]                                 [**]                          [**]
-----------------------------------------------------------------------------------------------------------------------------------

       Clearing [**]
                                                                                                         proportional Common
-----------------------------------------------------------------------------------------------------------------------------------

   000 [**]                           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 [**]                           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   003 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   008 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   012 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   013 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   016 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   017 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   018 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   019 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   020 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Total                          [**]                                 [**]                          [**]
-----------------------------------------------------------------------------------------------------------------------------------

       Common

-----------------------------------------------------------------------------------------------------------------------------------
   000 Documentation                  [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Common Tasks                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Release Management             [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Introduction Support           [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Program Management/Office      [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Architects Office              [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Operational Readiness          [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Work Deferred                  [**]
-----------------------------------------------------------------------------------------------------------------------------------
   004 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   005 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   014 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   015 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------
   021 [**]                           [**]                   [**]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Contingency                    [**]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
       Total                          [**]                               [**]
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                      [**]                               [**]                       [**]
-----------------------------------------------------------------------------------------------------------------------------------
       To be paid after usage [**]
-----------------------------------------------------------------------------------------------------------------------------------
   000 Trading (Pro Rata Matcher)     [**]                                                          [**]
-----------------------------------------------------------------------------------------------------------------------------------
                                      [**]                                                          [**]
-----------------------------------------------------------------------------------------------------------------------------------

       Eurex 4.0 Implementation
-----------------------------------------------------------------------------------------------------------------------------------

                                        Total planned                                                    Total Effort, incl. Fine
                                      Effort, incl. Fine                   Total actual Effort, incl.     spec phase + Overhead in
CR # Component                          spec phase (MD)      Description    Fine spec phase in EUR                  EUR
-----------------------------------------------------------------------------------------------------------------------------------
                                                           -------------------------------------------------------------------------

                                                           -------------------------------------------------------------------------
     Shared Enhancements [**]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   001 [**]
------------------------------------------------------------------------------------------------------------------------------------
   009 [**]
------------------------------------------------------------------------------------------------------------------------------------
   010 [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Total
------------------------------------------------------------------------------------------------------------------------------------

                                                           -------------------------------------------------------------------------

                                                           -------------------------------------------------------------------------
       Clearing [**]                                                                                               [**]
------------------------------------------------------------------------------------------------------------------------------------

   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   000 [**]
------------------------------------------------------------------------------------------------------------------------------------
   003 [**]
------------------------------------------------------------------------------------------------------------------------------------
   008 [**]
------------------------------------------------------------------------------------------------------------------------------------
   012 [**]
------------------------------------------------------------------------------------------------------------------------------------
   013 [**]
------------------------------------------------------------------------------------------------------------------------------------
   016 [**]
------------------------------------------------------------------------------------------------------------------------------------
   017 [**]
------------------------------------------------------------------------------------------------------------------------------------
   018 [**]
------------------------------------------------------------------------------------------------------------------------------------
   019 [**]
------------------------------------------------------------------------------------------------------------------------------------
   020 [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Total
------------------------------------------------------------------------------------------------------------------------------------

       Eurex 4.0 Implementation
-----------------------------------------------------------------------------------------------------------------------------------

                                        Total planned                                                    Total Effort, incl. Fine
                                      Effort, incl. Fine                   Total actual Effort, incl.     spec phase + Overhead in
CR # Component                          spec phase (MD)      Description    Fine spec phase in EUR                  EUR
-----------------------------------------------------------------------------------------------------------------------------------
       Common                                              ------------------------------------------------------------------------

                                                           ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   000 Documentation
------------------------------------------------------------------------------------------------------------------------------------
   000 Common Tasks
------------------------------------------------------------------------------------------------------------------------------------
   000 Release Management
------------------------------------------------------------------------------------------------------------------------------------
   000 Introduction Support                                                                    Total CBOT Contributions in EUR
---------------------------------------------------------------------------------------
   000 Program Management/Office
---------------------------------------------------------------------------------------
   000 Architects Office                                                                                      [**]
---------------------------------------------------------------------------------------
   000 Operational Readiness
------------------------------------------------------------------------------------------------------------------------------------
   000 Work Deferred
------------------------------------------------------------------------------------------------------------------------------------
   004 [**]                                                                                    Total Eurex Contributions in Mio. EUR
---------------------------------------------------------------------------------------
   005 [**]
---------------------------------------------------------------------------------------
   014 [**]
---------------------------------------------------------------------------------------
   015 [**]
---------------------------------------------------------------------------------------
   021 [**]
---------------------------------------------------------------------------------------
       Contingency
---------------------------------------------------------------------------------------                       [**]

---------------------------------------------------------------------------------------
       Total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      To be paid after usage [**]
                                                           ------------------------------------------------------------------------

                                                           ------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   000 Trading (Pro Rata Matcher)                                                   [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT A


Eurex Release 4.1 Change Requests:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Impact on
 N(degrees)       Name            Affected                                    ----------------------
                                  Release                          Current   Estimated Cost  Est.(wd) Date of
                                                  Decision          Status       in EUR               Signature   Delivery by
------------------------------------------------------------------------------------------------------------------------------
 000              [**]              4.1      Steering Committee    Accepted       [**]        [**]    12/06/1999  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 000              [**]              4.1      Steering Committee    Accepted       [**]        [**]    02/02/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 000              [**]              4.1      Steering Committee    Accepted       [**]        [**]    04/15/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 001              [**]              4.1      Steering Committee    Accepted       [**]        [**]    03/15/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 002              [**]              4.1      Steering Committee    Accepted       [**]        [**]    03/15/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 003              [**]              4.1      Steering Committee    Accepted       [**]        [**]    03/29/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 006              [**]              4.1      Steering Committee    Accepted       [**]        [**]    04/12/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 007              [**]              4.1      Steering Committee    Accepted       [**]        [**]    04/12/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 008              [**]              GUI      Steering Committee    Accepted       [**]        [**]    04/12/2000  11/27/2000
------------------------------------------------------------------------------------------------------------------------------
 009              [**]              GUI      Steering Committee    Accepted       [**]        [**]    04/12/2000  11/27/2000
------------------------------------------------------------------------------------------------------------------------------
 013              [**]              4.1      Program Management    Accepted       [**]        [**]    05/10/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 014              [**]              4.1      Program Management    Accepted       [**]        [**]    05/10/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 015              [**]              4.1      Steering Committee    Accepted                                       10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 016              [**]              4.1      Steering Committee    Approved       [**]        [**]    05/24/2000  11/27/2000
------------------------------------------------------------------------------------------------------------------------------
 017              [**]              4.1      Steering Committee    Approved       [**]        [**]    05/10/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 018              [**]              4.1      Program Management    Accepted       [**]        [**]    05/24/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 019              [**]              4.1      Steering Committee    Approved       [**]        [**]    06/21/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 020              [**]              4.1      Steering Committee    Approved       [**]        [**]    06/21/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 021              [**]              4.1      Steering Committee    Approved       [**]        [**]    06/21/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 022              [**]              4.1      Steering Committee    Approved       [**]        [**]    07/05/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------
 023              [**]              4.1      Steering Committee    Approved       [**]        [**]    07/05/2000  10/30/2000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                    Total         [**]        [**]
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------

 N(degrees)
                    Shared       Eurex      Common
------------------------------------------------------
 000  [**]           [**]
------------------------------------------------------
 000  [**]                                    [**]
------------------------------------------------------
 000  [**]           [**]         [**]        [**]
------------------------------------------------------
 001  [**]                        [**]
------------------------------------------------------
 002  [**]           [**]
------------------------------------------------------
 003  [**]                        [**]
------------------------------------------------------
 006  [**]                                    [**]
------------------------------------------------------
 007  [**]                        [**]
------------------------------------------------------
 008  [**]                                    [**]
------------------------------------------------------
 009  [**]                                    [**]
------------------------------------------------------
 013  [**]                                    [**]
------------------------------------------------------
 014  [**]                        [**]
------------------------------------------------------
 015  [**]
------------------------------------------------------
 016  [**]                        [**]
------------------------------------------------------
 017  [**]                                    [**]
------------------------------------------------------
 018  [**]                                    [**]
------------------------------------------------------
 019  [**]                                    [**]
------------------------------------------------------
 020  [**]           [**]
------------------------------------------------------
 021  [**]           [**]
------------------------------------------------------
 022  [**]                                    [**]
------------------------------------------------------
 023  [**]           [**]
------------------------------------------------------

------------------------------------------------------
                     [**]         [**]        [**]
------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            EXHIBIT A
------------------------------------------------------------------------------------------------------------------------------------
               Eurex 4.1 Implementation
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Effort in  Total Effort + Overhead
          CR # Project                  Total Effort (MD)      Description     Mio. EUR          in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
               Shared Components [**]

                                                                                                      proportional
                                                                                                       Common             [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]
------------------------------------------------------------------------------------------------------------------------------------
          000 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
    Imp TS100 [**]                      [**]            [**]                 Not available
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
          000 [**]                                      [**]                 Costs in
                                                                              Implementation
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
    Imp FS220 [**]                      [**]            [**]                 Not in initial
                                                                              scope
------------------------------------------------------------------------------------------------------------------------------------
          002 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          020 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          021 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          023 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
              Total                     [**]                                 [**]                  [**]
------------------------------------------------------------------------------------------------------------------------------------
              [**]

                                                                                                      proportional
                                                                                                       Common
------------------------------------------------------------------------------------------------------------------------------------
    Imp FS030 [**]                      [**]            [**]                 [**]                  [**]
------------------------------------------------------------------------------------------------------------------------------------
    Imp TS110 [**]                      [**]            [**]                 Not available
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]                                                         Total CBOT
                                                                                                                      Contributions
                                                                                                                      in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
          001 [**]                      [**]            [**]                 [**]                                    [**]
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            EXHIBIT A
------------------------------------------------------------------------------------------------------------------------------------
               Eurex 4.1 Implementation
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Effort in  Total Effort + Overhead
          CR # Project                  Total Effort (MD)      Description     Mio. EUR          in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
               Shared Components [**]

                                                                                                      proportional
                                                                                                       Common             [**]
          003 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          007 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          014 [**]                      [**]            [**]                 [**]


------------------------------------------------------------------------------------------------------------------------------------
          016 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
              Total                                   0                      [**]                  [**]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Total Eurex
                                                                                                                      Contributions
                                                                                                                       in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
              Common                                                                                                 [**]

------------------------------------------------------------------------------------------------------------------------------------
       FS 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
       FS 000 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]                 Costs in
                                                                              Implementation
------------------------------------------------------------------------------------------------------------------------------------
              [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
      Imp 000 [**]                      [**]            [**]
------------------------------------------------------------------------------------------------------------------------------------
          006 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          008 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          009 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            EXHIBIT A
------------------------------------------------------------------------------------------------------------------------------------
               Eurex 4.1 Implementation
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Effort in  Total Effort + Overhead
          CR # Project                  Total Effort (MD)      Description     Mio. EUR          in Mio. EUR
------------------------------------------------------------------------------------------------------------------------------------
               Shared Components [**]

                                                                                                      proportional
                                                                                                       Common             [**]
          013 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          017 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          018 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          019 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
          022 [**]                      [**]            [**]                 [**]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              Contingency               [**]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
              Total                     [**]                                 [**]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                        [**]                                 [**]                  [**]
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             0.00
------------------------------------------------------------------------------------------------------------------------------------

                                   Exhibit B

             Payments in respect of the 4.0 and 4.1 Modifications

(1) Ceres shall pay a total amount [**] to DBAG, for the benefit of both DBAG and SWX. The first [**] paid by Ceres under the schedule set forth below shall be in exchange for all Rights (as defined in the Software License Agreement), except as provided in (3) below, in the 4.0 Modifications and for related training materials, and all subsequent payments by Ceres under such schedule shall be in exchange for all Rights (as defined in the Software License Agreement) in the Current 4.1 Modifications and for related training materials.

   (a) [**] on or before April 30, 2001;
   (b) [**] on or before May 31, 2001;
   (c) [**] on or before June 30, 2001;
   (d) [**] on or before July 31, 2001;
   (e) [**] on or before August 31, 2001;
   (f) [**] on or before September 30, 2001;
   (g) [**] on or before October 31, 2001; and
     (h) A final amount, which amount shall be determined as set forth below, on or before the earlier of: (i) thirty (30) days after [**] days; and
(ii) June 30, 2002. The final amount will be calculated as the difference between: (i) the total amount to be paid by Ceres using the actual amounts of invoices paid by DBAG and/or SWX to DBS which are allocable to Ceres using the methodology set forth in Exhibit A; and (ii) [**]. If the amount in (ii) is greater than the amount in (i), then DBAG shall promptly refund to Ceres the difference between (ii) and (i). In no event shall the final amount payable by Ceres exceed [**]. DBAG and SWX shall provide Ceres with true and correct copies of all such invoices and Ceres shall have the right to audit such invoices.

(2) Ceres shall reimburse DBAG, for the benefit of both DBAG and SWX, for the costs paid on behalf of the CBOT Group pursuant to Section 3 of this Agreement on or before the earlier of: (i) thirty (30) days after [**] days; and (ii) June 30, 2002.

(3) Ceres may not use or otherwise exploit the "Trading--pro rata matcher (integrated spreads)" component of the 4.0 Modifications unless and until it has paid [**] to DBAG, for the benefit of both DBAG and SWX, provided that Ceres has first made the payment under Par. (2) of Exhibit E of the Software License Agreement with respect to the "distributed matching algorithm" component of the Release 3.0 Modifications. Following these payments, Ceres will have all Rights with respect to the "Trading--pro rata matcher (integrated spreads)" component of the 4.0 Modifications.

(4) The payments described in each of paragraphs (1), (2) and (3) are separate and distinct, and a payment under one paragraph will not be counted as a payment under any other paragraph.

(5) At the time Ceres makes each of the payments set forth in (1), (2) or the [**] Euro payment described in (3), Ceres shall also pay interest on the amount of such payment. For the payments set forth in (1) and the [**] payment described in (3), such interest shall be calculated at the rate of [**] per annum from the Effective Date until the time of such payment by Ceres. For the payments set forth in (2), such interest shall be calculated at the rate of [**] per annum from the date on which DBAG and SWX pay DBS for the Future 4.1 Modifications until the time of such payment by Ceres.